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                                                                   EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 3 to Form S-8 (File No. 333-11313) of our report dated February 2, 1999, relating to the financial statements of Nabors Industries, Inc., which appears in its Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the reference to our firm under the caption "Experts".


                                             /s/PricewaterhouseCoopers LLP
                                                PRICEWATERHOUSECOOPERS LLP


Houston, TX
August 31, 1999